UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 12, 2004

PRIMAL SOLUTIONS, INC.

(Exact name of registrant as specified in its chapter)

Delaware	333-46494	36-4170318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18881 Von Karman Avenue Suite 500 Irvine, California 92612
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 260-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 12, 2004, the Board of Directors of the Company appointed Joseph R. Simrell, Chief Executive Officer and President of the Company, to serve as the Company’s interim Chief Financial Officer.  Mr. Simrell’s appointment will become effective November 12, 2004.

Item 7.01. Regulation FD Disclosure.

On November 12, 2004, the Company issued a press release announcing changes to the Company’s senior management.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

On November 16, 2004, the Company issued a press release announcing the results of those matters being voted on by the Company’s stockholders at its 2004 Annual Meeting of Stockholders held on November 12, 2004.  A copy of the press release is furnished as Exhibit 99.2 to this Current Report.

On July 30, 2004, the Company filed a registration statement on Form SB-2 with the Securities and Exchange Commission, which was declared effective by the Securities and Exchange Commission on September 10, 2004.  In compliance with certain rules and regulations of the Securities and Exchange Commission, the Company is currently in a “quiet period.” As a result, the Company has reduced its public comments with respect to itself and its business.  The quiet period will extend until the Company is no longer involved in the registration process, including any requirement to update our prospectus, which is a part of our registration statement, or any period during which our prospectus must be delivered.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report is not incorporated by reference into any filings of the Company made under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description of Exhibit

99.1	Primal Solutions, Inc. press release dated November 12, 2004.

99.2	Primal Solutions, Inc. press release dated November 16, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2004	PRIMAL SOLUTIONS, INC.

	By:	/s/ Joseph R. Simrell
Joseph R. Simrell
Chief Executive Officer and President

Exhibit Index

Exhibit	Description of Exhibit

99.1	Primal Solutions, Inc. press release dated November 12, 2004.

99.2	Primal Solutions, Inc. press release dated November 16, 2004.